STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
MARCH 31, 1998


PHOTO OF: HANDS HOLDING LEAVES

STEIN ROE EQUITY FUNDS

GROWTH FUNDS

           GROWTH STOCK FUND
           GROWTH OPPORTUNITIES FUND
           SPECIAL FUND
           SPECIAL VENTURE FUND
           CAPITAL OPPORTUNITIES FUND

LOGO:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
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From the President................................................   1
   Tom Butch's thoughts on the markets and investing

Performance.......................................................   3
   How the Stein Roe growth funds have done over time

Q&A
   Interviews with the portfolio managers and a summary of
   investment activity
Growth Stock Fund.................................................   6
Growth Opportunities Fund.........................................   10
Special Fund......................................................   13
Special Venture Fund..............................................   17
Capital Opportunities Fund........................................   21

Portfolio of Investments..........................................   25
   A complete list of investments with market values

Financial Statements..............................................   38
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   48

Financial Highlights..............................................   53
   Selected per-share data

General Information...............................................   65


                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
We are pleased to present this semiannual report for the Stein Roe growth funds -- Growth Stock Fund, Growth Opportunities Fund, Special Fund, Special Venture Fund and Capital Opportunities Fund. This report covers the six months ended March 31, 1998.

AN UNPRECEDENTED BULL RUN CONTINUES
U.S. equity markets blinked temporarily in the fourth quarter of 1997, when many Asian markets struggled with currency devaluations and political and economic turmoil. By the end of October, the S&P 500 had fallen more than 68 points from its October high of 983.12. However, starting in November, the S&P rebounded sharply, completing its third straight year of gains in excess of 20 percent. Moreover, this momentum carried into the first part of 1998 when, despite many analysts' predictions of slowing equity market returns, the Dow Jones Industrial Average surged 11.75 percent, eclipsing 9000 for the first time.
   By all measures, the strength and duration of the current bull market is unprecedented. The S&P 500's average annual gain of more than 18.94 percent for the 10-year period ended March 31, 1998, is the largest such gain for any 10-year period. This has obviously been a uniquely prosperous time for stock investors.

A NEW ERA?
There remains a considerable division of opinion in the financial community as to the sustainability of returns of this magnitude. Some market observers suggest that, based on historical data and traditional market measures, returns of these levels simply cannot continue. Others believe we have entered a new era of unbridled equity market growth in which a confluence of economic and demographic factors may render obsolete traditional beliefs and measurements.
   Eventually, we all will learn which of these perspectives proves to be more accurate. Meanwhile, we believe it is important that investors focus less on divining where the market will go and more on ensuring that their investments remain appropriate to their investing goals, risk tolerance and time horizon.

YOUR STEIN ROE FUNDS
We are, of course, gratified that you have chosen to include one or more
Stein Roe equity fund(s) in your personal portfolio. We seek, in this report, to provide you with useful and approachable information on each of our equity funds. I hope you will take the time to learn how your portfolio managers are investing your money and how they assess their funds' performance over the past six months. You may also want to read about funds other than those you own to determine whether they might represent an appropriate addition to your span of investments. In that regard, I might call your attention to another Stein Roe fund that seeks growth over the long term -- Stein Roe Growth Opportunities Fund.

A REMINDER
We believe that what's important above all else is that you, as an equity investor, maintain a long-term perspective. The events in Asia during the fourth quarter of 1997 -- and their brief but pronounced effect on domestic equity markets -- served as a healthy reminder that markets can swing rapidly and violently, and that volatility is a risk inherent in equity investing. To investors with long-term horizons, volatility, in our opinion, should be the least important consideration. We believe that risk is an important short-term consideration, but we've learned that historically, investment risk diminishes over time. The more genuine risk, in our view, is the risk of losing sight of long-term investment goals because of short-term market fluctuations.
   So remember, whatever the market's course, a long-term perspective is your best ally.
   Please call us at 800-338-2550 with any comments or suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Thomas W. Butch
   President
   April 30, 1998

The S&P 500 and the Dow Jones Industrial Average are unmanaged groups of stocks that differ from the composition of any Stein Roe fund. They are not available for direct investment.

For more complete information on any of the Stein Roe funds, including management fees and expenses, please contact a Stein Roe representative at 800-338-2550. Please read the prospectus carefully before investing.

Photo of: Thomas W. Butch

Fund Performance
--------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          Periods ended March 31, 1998

                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
--------------------------------------------------------------------------------
GROWTH STOCK FUND                        47.09%    30.92%    19.48%     17.81%
SPECIAL FUND                             43.16     22.78     16.21      17.19
CAPITAL OPPORTUNITIES FUND               46.27     26.09     22.30      15.25
S&P 500                                  47.96     32.79     22.38      18.92
S&P MidCap 400                           49.04     28.47     19.51      19.25
NASDAQ Industrials                       33.77     19.32     13.80      13.50
Russell 2000                             42.02     24.42     17.67      14.86
--------------------------------------------------------------------------------
                                              PAST 1               LIFE
                                               YEAR              OF FUND(1)
--------------------------------------------------------------------------------
SPECIAL VENTURE FUND                          27.65%             22.55%
Russell 2000                                  42.02              22.24
--------------------------------------------------------------------------------
                                                                   LIFE
                                                                 OF FUND(1)
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND*                                       26.60%
S&P 500 Index                                                    25.99
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, the S&P MidCap, the NASDAQ Industrials and the Russell 2000 are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment.

1 Inception Date: Special Venture Fund -- Oct. 17, 1994; Growth Opportunities Fund -- June 30, 1997. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fell closest to the Fund's inception date.

* A fund's performance, especially for short time periods, should not be the sole factor in making your investment decision.

Investment Comparison
--------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
Growth Stock Fund, Special Fund and Capital Opportunities Line Fund Chart

Date        Capital Opportunities   S&P 500  Special Fund    Growth Stock Fund
9/30/87     10000                   10000    10000           10000
9/30/88      7672                    8761     9493            7430
9/30/89     10486                   11648    13290            9946
9/30/90      6553                   10571    12123            9531
9/30/91     10059                   13858    16025           13023
9/30/92     10662                   15389    17460           14895
9/30/93     14288                   17384    22236           15653
9/30/94     14618                   18024    22685           15982
9/30/95     20094                   23378    25997           20485
9/30/96     30050                   28129    30648           24795
9/30/97     28169                   39500    40971           33004
3/31/98     32496                   46298    43224           38285

--------------------------------------------------------------------------------
Special Venture Fund Line Chart
Date           Special Venture Fund   Russell 2000
10/31/94       10000                  10000
9/30/95        12401                  12389
9/30/96        16343                  14016
9/30/97        19892                  18668
3/31/98        19704                  19858

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe Funds to the S&P 500 or the Russell 2000, each an unmanaged group of stocks that differs from the composition of any Stein Roe Fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison
--------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
Growth Opportunities Line Fund
Date           S&P 500             Growth Opportunities Fund
6/30/97        10000               10000
9/30/97        10748               10770
12/31/97       11058               10960
3/31/98        12599               12660

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe Funds to the S&P 500 or the Russell 2000, each an unmanaged group of stocks that differs from the composition of any Stein Roe Fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Q&A
AN INTERVIEW WITH ERIK GUSTAFSON, PORTFOLIO MANAGER OF
SR&F GROWTH STOCK PORTFOLIO

                                    FUND DATA
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:
   Seeks long-term capital appreciation by investing in a diversified portfolio. Under normal conditions, the portfolio will invest at least 65 percent of its total assets in common stocks and other equity-type securities that are believed to have long-term appreciation possibilities.

   FUND INCEPTION:
   July 1, 1958

   TOTAL NET ASSETS:
   $685.3 million

Photo of: Erik Gustafson

Growth Stock Fund closed to new investors on Oct. 15, 1997, subject to the terms set forth in the prospectus.

Q: HOW DID THE FUND PERFORM?
A: The Fund's total return was 16 percent for the six months ended March 31, 1998, outperforming the 12.45 percent return of the Lipper peer group median, yet underperforming the 17.21 percent return of the S&P 500 Index.

Q: WHAT AFFECTED PERFORMANCE?
A: We invest in large companies that tend to react to the market's ups and downs. Large-cap stocks performed exceedingly well in the fourth quarter, outperforming all relative indexes by substantial margins. Conversely, these stocks returned mixed performance in the first quarter and our holdings followed suit. Our investments in consumer nondurable global consumer franchise companies such as Gillette, Procter & Gamble and Disney (3.1 percent, 2.7 percent and 2.1 percent of total net assets, respectively), and in health care companies Merck, Johnson & Johnson and Pfizer (2.5 percent, 2.4 percent and 3.2 percent of total net asset, respectively), helped the Fund's perfor m ance throughout the period. However, strong performance among these stocks was offset by the portfolio's oil services holdings, which suffered from the downward trend in oil prices. Performance of the portfolio's technology holdings was mixed, with Motorola and Intel lagging in performance (2.4 percent and 2.0 percent of total net assets, respectively).

Q: DO YOU BELIEVE TECHNOLOGY COMPANIES USUALLY LAG IN THE FIRST QUARTER?
A: Yes, the first quarter has historically been tough for certain technology companies, but this year's seasonal slowness was exacerbated by the turmoil in Asia. However, our long-term outlook for the technology sector continues to be favorable. Companies will have to purchase new technology to be able to compete globally. We invest in technology companies that we think will benefit from this trend. For example, we own Microsoft, Cisco Systems and Tellabs (2.6 percent, 3.3 percent and 3.1 percent of total net assets, respectively). These companies each have excellent product lines and are less susceptible to economic downturns because of their market dominance. Another example is Intel, a company with a 90 percent market share in micro processors worldwide. We like this company because it is as globally dominant in its industry as Coca-Cola and Gillette are in theirs.

Q: WHAT ARE SOME NEW NAMES WE'LL SEE IN THE PORTFOLIO?
A: We established positions in Time Warner, NationsBank Corp. and Peoplesoft during the period (2.8 percent, 2.1 percent and 2.4 percent of total net assets, respectively) because we have faith in their respective abilities to be world leaders in their industries.

Q: WHAT DID YOU SELL DURING THE PERIOD?
A: We sold our position in McDonald's after it experienced continued decreases in same-store sales growth. We also sold Wells Fargo, Baker-Hughes and Thermo-Electron due to weaker-than-expected earnings.

Q: WHAT INVESTMENT THEMES WILL YOU FOLLOW GOING FORWARD?
A: We intend to take advantage of the trend toward global democracy and we will continue to look for companies that will benefit from increased global consumer demand. Greater disposable income leads to consumer demand for products. Our belief is that global consumer franchises that perfect their business in multiple markets stand to benefit tremendously from this opportunity. For example, we believe Procter & Gamble is the most globally dominant company within its respective markets, and it represents 2.7 percent of the portfolio's total net assets.
   We also will continue to focus on companies that we believe stand to benefit from the aging baby boomer market segment. As these 80 million consumers age, we believe they're going to demand more and better health care, so we own health care companies that stand to profit from this demographic trend such as Eli Lilly and Medtronic (2.5 and 2.7 percent of total net assets, respectively), Pfizer and Merck. Pharmaceutical maker Eli Lilly, for example, should be driven by sales of Evista, which is their osteoporosis drug for post-menopausal women. As market segments change, product demand will change. Therefore, we will continue to monitor the market and invest in companies that we believe are best positioned to leverage this trend.

Q: WHAT'S YOUR OUTLOOK?
A: Our long-term outlook for large-cap companies remains positive despite the possibility that growth may decelerate sometime in the future due to the Asian crisis. Therefore, we will focus on companies that have delivered consistent earnings despite the overall strength or weakness of the general market.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the SR&F Growth Stock Portfolio's total net assets. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of each Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods ended March 31, 1998, were 44.07 percent, 19.11 percent and 16.74 percent, respectively.

Fund Highlights
                             Growth Stock Portfolio
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Cendant                         4.1%     Pfizer                          3.2%
Travelers Group                 3.5      General Electric                3.1
Cisco Systems                   3.3      Gillette                        3.1
Lucent Technologies             3.3      WorldCom                        3.1
Fannie Mae                      3.3      Tellabs                         3.1
--------------------------------------------------------------------------------
                                         Total                          33.1%
--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                       PORTFOLIO        S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                          36              500
Dollar Weighted Median Market Capitalization ($ Mil.)  $68,029          $40,619
--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN
                              As of March 31, 1998
                          Equity Portfolio           S&P 500
Basic Materials            1%                         4%
Consumer Cyclical         11%                        13%
Consumer Noncyclical      27%                        23%
Energy                     4%                         8%
Financial                 20%                        17%
Industrial                 9%                         9%
Technology                25%                        16%
Utilities                  3%                        10%
--------------------------------------------------------------------------------
                                ASSET ALLOCATION
                    As of Sept. 30, 1997               As of March 31, 1998
Equities            95.6%                              96.7%
Cash & Equivalents   4.4%                               3.3%

Q&A
AN INTERVIEW WITH GLORIA SANTELLA, ERIC MADDIX AND ART MCQUEEN,
PORTFOLIO MANAGERS OF GROWTH OPPORTUNITIES FUND

                                    FUND DATA
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:
   Seeks long-term capital appreciation by investing in the stocks of companies believed to offer substantial long-term earnings growth.

   FUND INCEPTION:
   June 30, 1997

   TOTAL NET ASSETS:
   $56.8 million

Photo of: Gloria Santella, Eric Maddix and Art McQueen


Q: HOW DID THE FUND PERFORM?
A: For the six months ended March 31, 1998, the Fund's total return was 17.55 percent, outpacing both the Lipper peer group median return of
12.45 percent and the S&P 500 Index return of 17.21 percent.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A: The Fund's holdings returned good performance across all market capitalization segments. We repositioned the Fund slightly in recent months to take advantage of the attractive valuations we found among small-cap stocks.* The Fund's increased exposure to small-cap stocks proved timely given the recent turnaround of this market segment during the first quarter of 1998.

Q: WHICH OF THE FUND'S HOLDINGS PERFORMED WELL DURING THE PERIOD?
A: Health care, media and technology holdings all performed well in the past six months. The Fund's health care investments include a broad spectrum of companies in the areas of pharmaceuticals, medical devices, services and information systems. Each of these areas is experiencing growth. Media stocks continue to realize strong operating results because the industry is experiencing consolidation. Contribution from technology holdings came mainly from software, services and telecommunications-infrastructure related investments.

Q: DID YOU ADD ANY NAMES TO THE FUND DURING THE PERIOD?
A: We bought seven stocks over the past six months. New purchases focused on the small-cap* sector where, in our opinion, we found the best valuations relative to long-term growth opportunities. An example is IDT Corp., a provider of diversified telecommunication services in the United States and abroad (1.3 percent of total net assets). Other new purchases came from the business services sector. Companies in this sector have historically exhibited high recurring revenue and continue to benefit from corporate outsourcing trends.

Q: ARE YOU FOLLOWING ANY EMERGING INVESTMENT THEMES?
A: The common theme for companies in the Fund is strong long-term earnings growth. We continue to believe that growth companies come in all sizes, which gives the portfolio the advantage of not being limited to any particular market capitalization.

Q: HOW DO THE DIFFERENT CAPITALIZATION SIZES AFFECT THE FUND?
A: Our large-company holdings provide greater liquidity and visibility to the portfolio. At the other end of the spectrum, smaller companies provide tremendous long-term growth potential. Without capitalization restrictions, we can hold a company's stock as it matures from a small-cap company to a larger-cap company, allowing the portfolio to potentially benefit from the compounding of earnings growth over many years.

Q: WHAT DO YOU BELIEVE WILL DRIVE THE PORTFOLIO IN COMING MONTHS?
A: We believe that earnings growth will be the driving factor behind the portfolio's long-term performance. While different capitalization ranges may move in and out of favor over short periods of time, we plan to continue to maintain exposure to companies that we believe have superior earnings growth potential regardless of their size or industry.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. A fund's performance, especially for short time periods, should not be the sole factor in making your investment decision. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of each Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median return for the Fund's growth fund peer group for the since-inception period ended March 31, 1998 was 23.71 percent.

* Funds that emphasize investments in smaller companies may experience short-term volatility.

Fund Highlights
                            Growth Opportunities Fund
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

INSpire Insurance Solutions  2.0%   CCC Information Services Group          1.7%
Fiserv                       1.9    TJX                                     1.7
Cendant                      1.7    Federal Home Loan Mortgage Corporation  1.7
ALZA                         1.7    Health Management Associates            1.6
Carnival                     1.7    HBO & Company                           1.6
--------------------------------------------------------------------------------
                                    Total                                  17.3%
--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                       PORTFOLIO        S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                          79              500
Dollar Weighted Median Market Capitalization ($ Mil.)   $3,613          $40,619
--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

                              As of March 31, 1998
                          Equity Portfolio           S&P 500
Basic Materials            2%                         4%
Consumer Cyclical         16%                        13%
Consumer Noncyclical      22%                        23%
Energy                     1%                         8%
Financial                 15%                        17%
Industrial                22%                         9%
Technology                20%                        16%
Utilities                  2%                        10%
--------------------------------------------------------------------------------
                                ASSET ALLOCATION
                    As of Sept. 30, 1997               As of March 31, 1998
Equities            90.5%                              95.0%
Cash & Equivalents   9.5%                               5.0%

Q&A
AN INTERVIEW WITH GERRY SANDEL, PORTFOLIO MANAGER OF SR&F SPECIAL PORTFOLIO
--------------------------------------------------------------------------------
Photo of: Gerry Sandel

                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks to achieve capital appreciation by investing primarily in a diversified portfolio of equity securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.

   FUND INCEPTION:
   May 22, 1968

   TOTAL NET ASSETS:
   $1,348.3 million

Gerry Sandel was named portfolio manager of Stein Roe Special Fund in July 1997, replacing Bruce Dunn, who retired as the Fund's portfolio manager.

Q: HOW DID THE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 1998?
A: The Fund's total return was 5.50 percent for the period, underperforming the 8.87 percent return of the Lipper peer group median and the 17.21 percent return of the S&P 500. Although the S&P 500 is the Fund's published index, it is an index comprised mainly of large-cap industrial issues. Special Fund tends to invest more heavily in mid-cap companies (43 percent of holdings), although it does own stocks of small and large companies as well (26 percent and 31 percent of holdings, respectively). For this reason, we feel it is more useful to compare the Fund to the S&P 400 Mid-Cap Index, which returned 11.94 percent for the six months ending March 31, 1998.

Q: WHAT CAUSED THE FUND TO UNDERPERFORM?
A: Our investment style does not always coincide with the markets. We invest in strong companies that have large or dominant positions in their industries, yet, for one reason or another, have lost favor with investors. We hold these investments until they experience the turnaround we believe is eminent. Once the turnaround has occurred and the price reaches a lofty valuation level, we scale back or sell the holding. Traditionally, these companies have been the hottest performing stocks in the market. While these stocks may continue to grow after we sell, we believe we reduce our risk level by selling stocks that we think are overvalued.

Q: WHAT'S AN EXAMPLE OF A STOCK THAT WORKED WELL WITH YOUR STRATEGY DURING THE PERIOD?
A: We bought Danka Business Systems (1.1 percent of total net assets) after many investors sold the stock last year. Since the company's earnings remained strong, we anticipated that its stock price would rebound, and it did -- 22 percent during the first quarter of 1998. Likewise, Boston Scientific (1.2 percent of total net assets) rebounded 55 percent during the first quarter as the company's fundamentals improved.

Q: WHAT OTHER HOLDINGS PERFORMED WELL IN RECENT MONTHS?
A: We overweighted the portfolio in consumer cyclical companies several quarters back when they were out of favor with investors, believing that their performance would improve. It did, and we benefited from this improvement, as companies such as the bookstore chain Borders Group and Carnival, the cruise line operator (1.2 percent and 1.8 percent of total net assets, respectively), gained significant investor favor. Now that the market has pushed these stocks to valuation levels that exceed our price targets, we'll consider selling the positions.
   The Fund also benefited from the performance of Scandinavian Broadcasting* (0.7 percent of total net assets). This company is developing the television market in several of the emerging Eastern European countries that are just opening up to consumerism. The stock's price grew 38 percent during the past six months. This is an example of how the portfolio tries to take advantage of unique global opportunities.

Q: WHAT ARE SOME OUT-OF-FAVOR NAMES THAT YOU ADDED TO THE PORTFOLIO DURING THE PERIOD?
A: One new position is Barrick Gold (2.1 percent of total net assets). The stock's price went down as gold prices sank to their lowest levels this decade. Barrick Gold viewed this as an opportunity to streamline productivity and therefore improve its profitability. The company is phasing out high-cost production mines and focusing on lower-cost production. We think it should benefit from this strategy when gold prices rebound.
   Other new positions include Columbia/HCA Healthcare; Stewart & Stevenson Services, a distributor of engines; and Silicon Graphics, a computer graphics company (2.4 percent, 2.1 percent and 1.7 percent of total net assets, respectively).

Q: SINCE YOU BUY WHAT OTHERS SELL, ARE YOU FINDING OPPORTUNITIES IN BEATEN-DOWN ASIAN COMPANIES?
A: We're investing in U.S. companies that may benefit from buying foreign competitors or certain of their plants or facilities. With the strength in the U.S. dollar and the economic weakness in some foreign countries, U.S. companies can often buy these facilities at extremely low prices and subsequently lower their operating costs.

Q: HOW ABOUT IN THE TECHNOLOGY SECTOR?
A: Two stocks we purchased were Silicon Graphics, as mentioned previously, and Seagate Technologies, a disk drive manufacturer (1.7 percent and 1.0 percent of total net assets, respectively). These companies have disappointed investors and have seen their stock prices deflate. However, we believe their long-term fundamentals remain intact, and that they continue to offer good earnings turnaround potential.

Q: HOW DO YOU EXPECT THE MARKET TO PERFORM IN COMING MONTHS?
A: We expect the global economy to be slower, which may impact the earnings potential of some U.S. companies. This type of market environment may provide us opportunities to invest in companies that disappoint near term, but still have good long-term growth potential.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the SR&F Special Portfolio's total net assets. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund's adviser reduced its management fee by .05 percent through June 30, 1997. Absent this limit, total return would have been less. The S&P 500 and the S&P 400 are unmanaged groups of stocks that differ from the composition of each Stein Roe Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods ended March 31, 1998, were 44.07 percent, 19.11 percent and
16.74 percent, respectively.

* Foreign investments involve market, political and currency risks not generally associated with other investments.

Fund Highlights
                                Special Portfolio
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Cross Timbers Oil            3.0%     Interpublic Group of Companies     2.3%
Progressive                  3.0      Carlisle                           2.2
Columbia/HCA Healthcare      2.4      Stewart & Stevenson Services       2.1
Interim Services             2.4      Harley-Davidson                    2.1
Invacare                     2.3      Barrick Gold                       2.1
--------------------------------------------------------------------------------
                                      Total                             23.9%
--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                     PORTFOLIO          S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                          60              500
Dollar Weighted Median Market Capitalization ($ Mil.)   $2,279          $40,619
--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN
                              As of March 31, 1998
                          Equity Portfolio           S&P 500
Basic Materials            9%                         4%
Consumer Cyclical         22%                        13%
Consumer Noncyclical      18%                        23%
Energy                     7%                         8%
Financial                 13%                        17%
Industrial                14%                         9%
Technology                12%                        16%
Utilities                  5%                        10%
--------------------------------------------------------------------------------
                                ASSET ALLOCATION
                    As of Sept. 30, 1997               As of March 31, 1998
Equities            89.4%                              87.8%
Cash & Equivalents  10.6%                              12.2%
--------------------------------------------------------------------------------

Q&A
AN INTERVIEW WITH DICK PETERSON AND JOHN MCLANDSBOROUGH, PORTFOLIO MANAGERS FOR SR&F SPECIAL VENTURE PORTFOLIO

                                    FUND DATA
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:
   Seeks to achieve long-term
   capital appreciation by investing primarily in a diversified portfolio of entrepreneurially managed companies. The portfolio emphasizes investments in financially strong, small- and medium-sized companies based principally on its management appraisal and the stock valuation of the companies. Funds that emphasize investments in smaller companies may experience short-term volatility.

   FUND INCEPTION:
   Oct. 17, 1994

   TOTAL NET ASSETS:
   $232.4 million

John McLandsborough joined Dick Peterson as co-portfolio manager of Special Venture Fund on June 30, 1997.

Q: HOW DID THE FUND PERFORM?
A: The Fund's total return was -0.95 percent for the six months ended March 31, 1998 versus a return of 5.82 percent for the Lipper peer group median and 6.37 percent for the benchmark Russell 2000 Index. The Fund was weak in the first half of the period, returning -7.61 percent for the three months ended Dec. 31, 1997, before rebounding 7.21 percent for the three months ended March 31, 1998.
   While the short-term performance of the Fund lagged our benchmark, we continue to believe that our strategy of investing in small companies* that are well positioned, entrepreneurially managed and have reasonable valuations will continue to be successful over a long-term time horizon. We are encouraged by the Fund's 22.55 percent average annual total return since its inception on Oct. 17, 1994, which is about equal to the 22.24 percent return for the Russell 2000 Index over the same time period.

Q: WHAT AFFECTED SMALL-CAP STOCKS' PERFORMANCE DURING THE PAST SIX MONTHS?
A: Small-cap stocks outperformed large-cap stocks from April 1997 through October 1997 until the Asian currency crisis led to a flight to large-cap stocks. As a result, small-cap stocks lagged their large-cap counterparts over the past six months. The Russell 2000, the proxy for the small-cap market, trailed the large-cap S&P 500 benchmark by 10.84 percent during the period.

Q: WHAT AFFECTED THE FUND'S PERFORMANCE?
A: During the past six months, the Fund's performance was driven by a combination of factors. Several of our larger holdings returned strong performance, but were offset by several additional holdings that significantly underperformed.
   Top performing stocks for the quarter included Metamor Worldwide (3.1 percent of total net assets), a company benefiting from the trend toward outsourcing information-technology staff and consulting services, and CB Commercial Real Estate Services (5.3 percent of total net assets), a company benefiting from its growing real estate brokerage and related services.
   Other issues that performed well were Metro Networks (5.0 percent of total net assets), a dominant and growing player in the niche business of providing radio and television traffic and news reports, and FiServ (1.9 percent of total net assets), a data processing company providing services for the financial services industry.

Q: WHAT HOLDINGS DRAGGED DOWN PERFORMANCE?
A: Two sectors that underperformed for the Fund were energy and technology. Our oil and gas exploration and production holdings, including Barrett Resources and Meridian Resources (1.1 percent and 1.4 percent of total net assets, respectively), suffered given the weakened outlook for oil and gas prices. We reduced our exposure to the energy sector by selling three of our energy holdings: Renaissance Energy, Devon Energy and Cross Timbers Oil.
   AVX (2.5 percent of total net assets), Kent Electronics (1.4 percent of total net assets), and Danka Business Systems (1.1 percent of total net assets), all historically successful technology holdings for the Fund, underperformed during this period. We remain optimistic about the longer-term outlook for these three companies.

Q: WHEN SOME OF YOUR HOLDINGS DRAG DOWN SHORT-TERM PERFORMANCE, HOW DO YOU DETERMINE WHETHER TO CONTINUE TO HOLD OR TO SELL THESE PARTICULAR ISSUES?
A: A beaten-down stock price is not enough to prompt us to sell a holding. Some of our best long-term holdings have been purchased following periods of underperformance. There are four circumstances under which we are likely to sell a holding: an unexpected change in top management, a sudden change in business strategy, deteriorating company or industry fundamentals or shares that we believe are overvalued.

Q: WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP MARKET IN THE COMING MONTHS? BASED ON THAT, WHAT IS YOUR OUTLOOK FOR THE FUND?
A: We are optimistic regarding the outlook for the small-cap market as well as for Special Venture Fund.
   The small-cap sector, in our opinion, appears relatively cheap. The earnings growth outlook for small-cap stocks continues to be strong, and yet, the valuations seem attractive. Since 1979, the Russell 2000 has, on average, traded at a higher price-to-earnings ratio than the S&P 500. Currently, the Russell 2000 trades at a substantial discount to the S&P 500 for only the fourth time in the last 20 years. We believe continued strong growth in the earnings of small-cap companies, relative to their large-cap counterparts, should eventually lead to the outperformance of small-cap stocks.
   Based on this data, we feel positive about the outlook for the portfolio in the year ahead. When we compare Special Venture Fund to its benchmark, the Russell 2000, the Fund has a higher forecasted long-term earnings per share
(EPS) growth rate, but trades at a discount in terms of valuation. Even more compelling is the comparison of the portfolio to the large-cap stock sector, as measured by the S&P 500 Index. The portfolio has almost three times the estimated long-term EPS growth, yet currently trades at comparable valuation levels.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the SR&F Special Venture Portfolio's total net assets. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 and the Russell 2000 are unmanaged groups of stocks that differ from the composition of each Stein Roe fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's small-cap fund peer group for the one-, three-year and since inception periods ended March 31, 1998, were 43.67 percent,
24.94 percent and 22.86 percent, respectively.

* Funds that emphasize investments in smaller companies may experience short-term volatility.

Fund Highlights
                              Special Venture Fund
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

CB Commercial Real Estate          5.3%     Central European Media          3.6%
  Services Group
Metro Networks                     5.0      Xomed Surgical Products         3.4
Meadowbrook Insurance              4.1      Reckson Associates              3.2
Alternative Resources              3.8      Metamor Worldwide               3.1
Sola International                 3.8      CMP Media                       2.9
--------------------------------------------------------------------------------
                                            Total                          38.2%
--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                   PORTFOLIO     RUSSELL 2000
--------------------------------------------------------------------------------
Number of Holdings                                        47             2000
Dollar Weighted Median Market Capitalization ($ Mil.)    645              823
--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN
                              As of March 31, 1998
                                    Equity Portfolio        Russell 2000

Pie Chart:
Basic Materials                      3%                      3%
Consumer Cyclical                   23                      18
Consumer Noncyclical                16                      12
Energy                               3                       3
Financial                           23                      24
Industrial                          13                      14
Technology                          18                      19
Utilities                            1                       7

--------------------------------------------------------------------------------
                                ASSET ALLOCATION
                        As of Sept. 30, 1997        As of March 31, 1998
Equities                91.1%                       95.2%
Cash & Equivalents       8.9                         4.8

Q&A
AN INTERVIEW WITH GLORIA SANTELLA AND ERIC MADDIX, PORTFOLIO MANAGERS OF
CAPITAL OPPORTUNITIES FUND
                                    FUND DATA
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE:
   Seeks long-term capital appreciation by investing in aggressive growth companies, including securities of smaller emerging companies as well as securities of companies of any size that offer strong earnings growth potential. Funds that emphasize investments in smaller companies may experience short-term volatility.

   FUND INCEPTION:
   March 31, 1969

   TOTAL NET ASSETS:
   $1,017.6 million

Photo: GLORIA SANTELLA, ERIC MADDIX.

Q: HOW DID THE FUND PERFORM?
A: The Fund performed strong, returning 15.36 percent for the six-month period ended March 31, 1998. It significantly outperformed the 11.94 percent return of the S&P 400 Mid-Cap Index and the 7.73 percent return of the Lipper peer group median, but underperformed the 17.21 percent return of the S&P 500 Index. Although the S&P 500 is the Fund's published index, it is an index comprised mainly of large-cap industrial issues. Capital Opportunities Fund traditionally invests more heavily in mid-cap companies percent of holdings), although it does own stocks of small and large companies as well (23 percent and 31 percent of holdings, respectively). For this reason we feel it is more useful to compare the Fund to the S&P 400 Mid-Cap Index.

Q: DIDN'T THE LAST FEW MONTHS REPRESENT A RECOVERY PERIOD FOR AGGRESSIVE GROWTH STOCKS?

A: Yes. The fourth quarter of 1997 was a down market for many small-cap* growth stocks -- especially those with economically sensitive, commodity-like product offerings. These stocks lost favor when the Asian currency crisis incented investors to abandon more aggressive small- and mid-cap holdings in favor of safer large-cap growth stocks. However, during this time, high-quality, consistently growing aggressive growth stocks continued to return solid performance. Because these are the types of companies the portfolio owns, the Fund returned solid performance as well. Aggressive growth stocks, in general, rebounded in the first quarter of 1998, supporting the Fund's return of 12.50 percent for the same period.

Q: WHAT STOCKS PERFORMED WELL?
A: Our top performing stocks were the bellwether aggressive growth stocks: HBO, Paychex and Cendant (4.2 percent, 4.2 percent and 3.5 percent of total net assets, respectively). We've held those names for an average of 45 months. The stocks' returns over that period reflect our belief that high-quality aggressive growth companies are capable of generating solid returns over an extended period of time. These companies suffered during the market's sell-off of aggressive growth stocks, but because their sell-off had little reasoning behind it -- and their earnings growth continued -- they bounced back.

Q: SO YOU BELIEVE THE PERFORMANCE OF COMPANIES YOU OWN IS TIED TO MARKET SENTIMENT?
A: Our view is that, on a short-term basis, all stocks are tied to market sentiment to some degree. However, we believe that over an investment time horizon of 3-5 years, the effects of market sentiment take a back seat to a company's fundamentals in terms of stock price performance.

Q: WHAT SECTORS PERFORMED THE BEST OVER THE PAST SIX MONTHS?
A: Leisure, entertainment and technology holdings outperformed this period. In the leisure sector, the top stocks were Clear Channel Communications, an operator of radio stations, television stations and billboards, and Carnival, the cruise line operator (4.0 percent and 4.2 percent of total net assets, respectively). We feel that both companies are benefiting from a strong economy and from consumers' high level of disposable income.
   The Fund's top performing technology holdings were Peoplesoft and Saville (2.5 percent and 2.4 percent of total net assets, respectively). The software company Peoplesoft is benefiting from the corporate trend toward network computing. Saville is being used by telephone companies to provide streamlined billing for customers who utilize multiple forms of service, i.e., long distance, cellular and local.

Q: THE FUND'S RECENT SHORTER-TERM RETURNS EXHIBIT VOLATILITY, WHICH LEADS TO QUESTIONS ABOUT STYLE CONSISTENCY. DO YOU FOLLOW A CONSISTENT STRATEGY?
A: We follow an extremely consistent investment style. Our goal is not to rotate in and out of sectors, but to hold stocks for the long term. Our long-term focus discourages us from making trades that can only be justified in response to short-term market momentum. The consistency of our investment style is precisely why the Fund is subject to short-term performance swings. For the year ending 1997, the portfolio's turnover rate was 35 percent. That compares to the peer group average turnover rate of 141 percent.+ Our low turnover rate proves that we follow a consistent strategy and it also helps to enhance the Fund's after-tax return.
   This strategy has been in place for seven years and coincidentally, the aggressive growth market has run a full cycle in that time period. The aggressive growth market bottomed out in late 1990 and again in the spring of 1997. We maintained our strategy throughout those periods. The result was a
20.51 percent annualized return over the seven-year period ending March 31, 1998, which beats the S&P 500 Index return of 19.73 percent, and the 17.30 percent return of the Fund's Lipper peer group for the same time period.

Q: WHAT'S YOUR OUTLOOK?
A: Our long-term outlook for the portfolio is a function of our long-term earnings outlook for the companies in the portfolio, which continues to be positive.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 and the S&P 400 are unmanaged groups of stocks that differ from the composition of each Stein Roe fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's capital appreciation fund peer group for the one-, five- and 10-year periods ended March 31, 1998, were 46.27 percent, 22.30 percent and
15.25 percent, respectively.

* Funds that emphasize investments in smaller companies may experience short-term volatility.

+ Source: Morningstar Inc., an independent monitor of mutual fund data.

Fund Highlights
                           Capital Opportunities Fund
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Paychex                            4.2%     Cendant                        3.5%
Carnival                           4.2      CBT Group                      3.4
HBO & Company                      4.2      Tellabs                        3.2
Clear Channel Communications       4.0      Omnicare                       3.0
MSC Industrial Direct              3.8      Papa John's International      3.0
--------------------------------------------------------------------------------
                                            Total                         36.5%

--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                       PORTFOLIO        S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                          42              500
Dollar Weighted Median Market Capitalization ($ Mil.)   $2,811          $40,619
--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN
                              As of March 31, 1998
                                    Equity Portfolio        S&P 500

Pie Chart:
Basic Materials                      2%                      4%
Consumer Cyclical                   22                      13
Consumer Noncyclical                21                      23
Energy                               2                       8
Financial                            2                      17
Industrial                          23                       9
Technology                          28                      16
Utilities                            2                      10
--------------------------------------------------------------------------------
                                ASSET ALLOCATION
                        As of Sept. 30, 1997           As of March 31, 1998

Equities                90.2%                          94.2%
Cash & Equivalents       9.8                            5.8

SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
COMMON STOCKS (96.7%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
BANKS AND SAVINGS & LOANS (4.9%)
Citicorp.............................................     150,000       $ 21,300
NationsBank..........................................     225,000         16,411
                                                                        --------
                                                                          37,711
BUSINESS SERVICES (3.0%)
Paychex..............................................     400,000         23,075

CHEMICALS (1.4%)
Monsanto.............................................     200,000         10,400

COMPUTERS AND COMPUTER SOFTWARE (10.4%)
Cisco Systems........................................     375,000         25,641
Intel................................................     200,000         15,613
Microsoft (a)........................................     225,000         20,136
PeopleSoft (a).......................................     350,000         18,441
                                                                        --------
                                                                          79,831
CONSUMER-RELATED (10.0%)
Cendant (a)..........................................     800,000         31,700
Gillette.............................................     200,000         23,738
Procter & Gamble.....................................     250,000         21,094
                                                                        --------
                                                                          76,532
DISTRIBUTION - RETAIL (5.3%)
Home Depot...........................................     300,000         20,231
Kohl's (a)...........................................     250,000         20,438
                                                                        --------
                                                                          40,669
ELECTRICAL EQUIPMENT (3.1%)
General Electric.....................................     280,000         24,132

FINANCIAL SERVICES (7.8%)
American Express.....................................     235,000         21,576
Charles Schwab.......................................     350,000         13,300
Fannie Mae...........................................     400,000         25,300
                                                                        --------
                                                                          60,176
FOOD, BEVERAGE AND TOBACCO (5.2%)
Coca-Cola............................................     270,000         20,908
Philip Morris........................................     450,000         18,759
                                                                        --------
                                                                          39,667
HEALTH CARE (2.4%)
Johnson & Johnson....................................     250,000         18,328

INSURANCE (6.4%)
American International Group.........................     175,000         22,039
Travelers Group......................................     450,000         27,000
                                                                        --------
                                                                          49,039
LEISURE AND ENTERTAINMENT (4.9%)
Walt Disney..........................................     150,000         16,013
Time Warner..........................................     300,000         21,600
                                                                        --------
                                                                          37,613

SR&F Growth Stock Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
MEDICAL SUPPLIES (2.7%)
Medtronic............................................     400,000       $ 20,750

OIL AND GAS (3.8%)
R & B Falcon (a).....................................     350,000         10,369
Schlumberger Limited.................................     250,000         18,937
                                                                        --------
                                                                          29,306
PHARMACEUTICAL (8.3%)
Eli Lilly & Company..................................     325,000         19,378
Merck & Company......................................     150,000         19,256
Pfizer...............................................     250,000         24,922
                                                                        --------
                                                                          63,556
RUBBER, PLASTIC AND RELATED (2.5%)
Illinois Tool Works..................................     300,000         19,425

TELECOMMUNICATIONS (14.6%)
LM Ericsson Telecommunications ADRs, class B.........     450,000         21,403
Lucent Technologies..................................     200,000         25,575
Motorola.............................................     300,000         18,188
Tellabs (a)..........................................     350,000         23,494
WorldCom (a).........................................     550,000         23,684
                                                                        --------
                                                                         112,344
                                                                        --------
TOTAL COMMON STOCKS (Cost $380,800)..................                    742,554
--------------------------------------------------------------------------------
                                                         PRINCIPAL
SHORT-TERM OBLIGATION (3.3%)                                AMOUNT
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.3%)
Associates Corp. of North America 6.050% 4/01/98
   (Cost $25,255)....................................     $ 25,255        25,255
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(Cost $406,055) (b)..................................                    767,809

OTHER ASSETS, LESS LIABILITIES (0.0%)................                        267
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $768,076
                                                                        ========

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 1998, the cost of investments for federal income tax purposes was $406,055. Net unrealized appreciation and gross unrealized appreciation were $361,754. There was no gross unrealized depreciation.

See accompanying Notes to Financial Statements.

Growth Opportunities Fund
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
COMMON STOCKS (95.0%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
BUSINESS SERVICES (17.9%)
AHL Services (a).....................................      24,000         $  783
AccuStaff (a)........................................      24,000            828
Bright Horizons (a)..................................      30,000            765
CCC Information Services Group (a)...................      35,000            963
Caribiner International (a)..........................      17,000            655
Gartner Group (a)....................................      20,000            748
INSpire Insurance Solutions (a)......................      34,000          1,131
Iron Mountain (a)....................................      19,000            712
Romac International..................................      30,000            825
SOS Staffing Services (a)............................      30,000            795
Sylvan Learning Systems (a)..........................      17,000            801
Viking Office Products (a)...........................      26,000            604
Vincam Group.........................................      20,000            580
                                                                        --------
                                                                          10,190
CONSUMER PRODUCTS AND SERVICES (4.4%)
Blyth Industries (a).................................      24,000            819
Cendant (a)..........................................      25,000            991
St. John Knits.......................................      15,000            709
                                                                        --------
                                                                           2,519
DATA PROCESSING SERVICES (1.9%)
Fiserv (a)...........................................      17,000          1,077

FINANCIAL SERVICES (10.5%)
Capital Re...........................................      10,000            642
Citicorp.............................................       4,000            568
Federal Home Loan Mortgage Corporation (a)...........      20,000            949
HCC Insurance Holdings...............................      30,000            690
Kansas City Southern Industries......................      19,000            836
MGIC Investment Corporation .........................      12,000            788
Norwest .............................................      18,000            748
Washington Mutual....................................      10,000            717
                                                                        --------
                                                                           5,938
HEALTH CARE (17.7%)
ALZA (a).............................................      22,000            986
Bergen Brunswig (a)..................................      10,000            426
Biomet ..............................................      23,000            690
Boron, LePore & Associates (a).......................      15,000            497
Cardinal Health......................................       3,000            264
Guidant .............................................       8,000            587
HBO & Company........................................      15,000            906
Health Management Associates (a).....................      32,000            916
Orthodontic Centers of America (a)...................      26,000            564
PAREXEL International (a)............................      24,000            750
Pfizer...............................................       7,000            698
Shire Pharmaceuticals Group (a)......................      30,000            643
Sofamor Danek Group (a)..............................       8,000            682
United HealthCare ...................................      12,000            777
Warner-Lambert ......................................       4,000            681
                                                                        --------
                                                                          10,067
Growth Opportunities Fund CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS (9.7%)
Advanced Lighting Technologies (a)...................      18,000        $   466
Barnett (a)..........................................      20,000            430
Borg-Warner Automotive...............................       9,000            577
Ecolab...............................................      18,000            522
Honeywell ...........................................       8,000            661
Hub Group (a)........................................      18,000            503
Monsanto ............................................      16,000            832
Pameco (a)...........................................      24,000            441
Schlumberger Limited.................................       8,000            606
Wilmar Industries (a)................................      19,000            473
                                                                        --------
                                                                           5,511
LEISURE AND ENTERTAINMENT (4.1%)
Carnival, class A....................................      14,000            977
Promus Hotel (a).....................................      12,000            573
Signature Resorts (a)................................      25,000            494
Suburban Lodges of America (a).......................      16,000            254
                                                                        --------
                                                                           2,298
MEDIA (6.8%)
Chancellor Media (a).................................      15,000            688
Cox Communications (a)...............................      19,000            798
Getty Images (a).....................................      33,000            829
Outdoor Systems (a)..................................      25,000            877
Univision Communications (a).........................      18,000            670
                                                                        --------
                                                                           3,862
RETAIL (5.7%)
Dollar General.......................................      17,500            677
Home Depot...........................................      10,000            674
Kohl's (a)...........................................      10,000            817
Paul Harris Stores (a)...............................      10,000            112
TJX .................................................      21,000            950
                                                                        --------
                                                                           3,230
TECHNOLOGY SERVICES (13.2%)
Analog Devices (a)...................................      20,000            665
Cambridge Technology Partners (a)....................      14,000            694
Cisco Systems (a)....................................       9,000            615
Documentum (a).......................................      13,000            704
FlexiInternational Software (a)......................      30,000            375
HNC Software (a).....................................      14,000            527
Molex, class A ......................................      21,250            570
PeopleSoft (a).......................................      15,000            790
Saville Systems (a) .................................      13,000            666
Solectron (a)........................................      14,000            592
Sterling Commerce (a)................................      14,000            649
Vantive (a)..........................................      18,000            658
                                                                        --------
                                                                           7,505

Growth Opportunities Fund CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.1%)
CIENA (a)............................................      12,000         $  511
IDT (a)..............................................      20,000            750
WorldCom (a).........................................      12,000            517
                                                                        --------
                                                                           1,778
                                                                        --------
TOTAL COMMON STOCKS (Cost $41,771)...................                     53,975
--------------------------------------------------------------------------------
                                                         PRINCIPAL
SHORT-TERM OBLIGATIONS (6.2%)                               AMOUNT
--------------------------------------------------------------------------------
COMMERCIAL PAPER (6.2%)
Associates Corp. of North America 6.050% 04/01/98....     $ 1,495          1,495
Circus Circus 6.200% 04/01/98........................       2,000          2,000
                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS (Cost $3,495)..........                       3,495
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
(Cost $45,266) (b)...................................                     57,470

OTHER ASSETS, LESS LIABILITIES (-1.2%)...............                       (677)
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $ 56,793
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 1998, the cost of investments for federal income tax purposes was $45,266. Net unrealized appreciation was $12,204, consisting of gross unrealized appreciation of $12,886 and gross unrealized depreciation of
    $682.

See accompanying Notes to Financial Statements.

SR&F Special Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
COMMON STOCKS (87.8%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
ADVERTISING (2.3%)
Interpublic Group of Companies.......................     490,000      $  30,441

BANKS (2.5%)
Golden West Financial................................     200,000         19,162
Washington Mutual....................................     200,000         14,343
                                                                      ----------
                                                                          33,505
BROADCASTING (1.2%)
Grupo Radio Centro ADRs..............................     429,800          6,098
Scandinavian Broadcasting System (a).................     285,600          9,425
                                                                      ----------
                                                                          15,523
BUSINESS SERVICES (4.3%)
Danka Business Systems ADRs..........................     822,000         15,104
Interim Services (a).................................     950,000         32,062
Unitog ..............................................     506,550         11,714
                                                                      ----------
                                                                          58,880
COMPUTER SERVICES (1.7%)
Silicon Graphics (a).................................   1,695,000         23,624

CONSUMER-RELATED (1.3%)
Newell ..............................................     355,000         17,195

DRUGS (2.7%)
Novartis ............................................      13,000         23,008
Perrigo (a) .........................................   1,121,500         13,738
                                                                      ----------
                                                                          36,746
ELECTRICAL EQUIPMENT (2.1%)
Littelfuse (a).......................................     690,000         17,940
Littelfuse warrants (a)..............................     547,200         10,944
                                                                      ----------
                                                                          28,884
ELECTRONICS AND INSTRUMENTATION (5.6%)
AVX .................................................   1,106,700         22,272
Kent Electronics (a).................................   1,236,000         26,033
Molex, class A.......................................   1,029,416         27,601
                                                                      ----------
                                                                          75,906
ENERGY AND RELATED SERVICES (6.0%)
Cross Timbers Oil....................................   2,016,225         40,577
Renaissance Energy Limited (a) ......................     935,000         19,034
Petroleum Geo-Services ADRs (a)......................     370,900         22,022
                                                                      ----------
                                                                          81,633
FINANCIAL SERVICES (2.5%)
American Express ....................................     235,000         21,576
Household International..............................      90,000         12,398
                                                                      ----------
                                                                          33,974
HEALTH SERVICES AND EQUIPMENT (13.9%)
Acuson (a)...........................................     810,300         14,687
Boston Scientific (a)................................     244,600         16,511
Cardinal Health......................................     100,000          8,819
Columbia/HCA Healthcare..............................   1,000,000         32,250
First Health Group (a)...............................     390,500         21,185
Invacare ............................................   1,173,550         30,512

SR&F Special Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
HEALTH SERVICES AND EQUIPMENT (CONTINUED)
MedPartners (a)......................................   1,100,000      $  11,275
Steris (a)...........................................     200,000         10,800
Stryker .............................................     464,600         21,778
Sybron International (a) ............................     800,000         20,900
                                                                      ----------
                                                                         188,717
INDUSTRIAL PRODUCTS (2.2%)
Carlisle ............................................     595,200         29,239

INSURANCE COMPANIES (6.1%)
National Mutual Asia Limited.........................  18,450,000         15,240
Progressive..........................................     298,200         40,164
20th Century Industries..............................     992,700         26,679
                                                                      ----------
                                                                          82,083
LEISURE AND ENTERTAINMENT (2.6%)
Carnival, class A....................................     350,000         24,413
CBS .................................................     300,000         10,181
                                                                      ----------
                                                                          34,594
MACHINERY - GENERAL INDUSTRY (3.2%)
Robbins & Myers......................................     135,100          5,151
Stewart & Stevenson Services.........................   1,206,400         29,029
Singer...............................................     812,000          8,577
                                                                      ----------
                                                                          42,757
METALS (2.0%)
Barrick Gold ........................................   1,284,000         27,767

MINING AND AGRICULTURE (1.4%)
Cyprus Amax Minerals ................................     678,000         11,272
Placer Dome..........................................     626,600          8,263
                                                                      ----------
                                                                          19,535
MOTOR VEHICLES (3.8%)
Harley-Davidson......................................     864,000         28,512
Superior Industries International....................     701,000         23,264
                                                                      ----------
                                                                          51,776
OFFICE PRODUCTS (1.5%)
Ikon Office Solutions................................     589,000         20,357

SECURITY (1.3%)
Pittston Brink's Group...............................     437,600         18,056

RETAIL (4.8%)
Borders Group (a)....................................     460,000         15,669
Consolidated Stores (a) .............................     519,250         22,295
Proffitt's (a).......................................     433,200         15,704
Zale (a).............................................     404,600         11,683
                                                                      ----------
                                                                          65,351
SPECIALTY CHEMICALS (5.9%)
Imperial Chemical Industries ADRs....................     325,000         23,359
Lydall (a)...........................................     929,000         16,780
Minerals Technologies................................     274,200         13,813
OM Group.............................................     624,000         26,286
                                                                      ----------
                                                                          80,238
TECHNOLOGY SERVICES (1.0%)
Seagate Technology (a)...............................     522,000         13,181

SR&F Special Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                         NUMBER OF        MARKET
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (4.1%)
AirTouch Communications (a)..........................     349,500      $  17,104
PriCellular (a)......................................   1,081,000         13,783
Telephone & Data Systems.............................     509,000         24,178
                                                                      ----------
                                                                          55,065
TEXTILES AND APPAREL (1.8%)
Unifi................................................     648,475         24,156
                                                                      ----------
TOTAL COMMON STOCKS (Cost $590,897)..................                  1,189,182
--------------------------------------------------------------------------------
                                                         PRINCIPAL
SHORT-TERM OBLIGATIONS (12.1%)                              AMOUNT
--------------------------------------------------------------------------------
COMMERCIAL PAPER (12.1%)
Associates Corp. of North America 6.050% 4/01/98.....    $ 13,150         13,150
Circus Circus 6.050% 04/01/98........................      50,000         50,000
Merrill Lynch 6.050% 04/01/98........................      50,000         50,000
Texas Utilities 5.950% 04/02/98......................      50,000         49,992
                                                                      ----------
TOTAL SHORT-TERM OBLIGATIONS (Cost $134,452) (b).....                    163,142
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
(Cost $725,349)......................................                  1,352,324

OTHER ASSETS, LESS LIABILITIES (0.1%)................                      1,794
                                                                      ----------
TOTAL NET ASSETS (100.0%)............................                 $1,354,118
                                                                      ==========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 1998, the cost of investments for federal income tax purposes was $868,617. Net unrealized appreciation was $483,707, consisting of gross unrealized appreciation of $493,669 and gross unrealized depreciation of
    $9,962.

See accompanying Notes to Financial Statements.

SR&F Special Venture Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
COMMON STOCKS (95.2%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE ACCESSORIES (2.5%)
Superior Industries International....................     172,600        $ 5,728

BROADCAST AND MEDIA (8.6%)
Central European Media Enterprises Limited (a).......     285,200          8,306
Metro Networks (a)...................................     273,000         11,739
                                                                        --------
                                                                          20,045
BUSINESS SERVICES (10.8%)
Alternative Resources (a) ...........................     418,700          8,819
Danka Business Systems ADRs .........................     143,500          2,637
Interim Services (a).................................     189,900          6,409
Metamor Worldwide (a)................................     192,900          7,246
                                                                        --------
                                                                          25,111
COMMERCIAL BANKS (1.2%)
National Bancorp of Alaska...........................      18,700          2,842

COMPUTER SERVICES (5.2%)
BARRA (a)............................................     161,200          4,594
Fiserv (a)...........................................      71,400          4,525
SPSS (a).............................................     133,800          3,144
                                                                        --------
                                                                          12,263
COSMETICS (2.5%)
Nu Skin Asia (a).....................................     226,200          5,825

DENTAL PRODUCTS (1.1%)
National Dentex (a) .................................     101,700          2,568

DIVERSIFIED OPERATIONS (3.6%)
Fisher Companies.....................................      39,500          2,528
Triarc Companies (a).................................     227,300          5,967
                                                                        --------
                                                                           8,495
DRUGS (3.4%)
Ligand Pharmaceuticals (a)...........................     124,800          1,989
Shire Pharmaceuticals Group (a) .....................      85,200          1,826
Teva Pharmaceutical Industries Limited ADRs..........      95,000          4,061
                                                                        --------
                                                                           7,876
ELECTRICAL EQUIPMENT (9.0%)
AVX .................................................     289,800          5,832
Ballantyne of Omaha (a)..............................     313,700          4,941
Black Box (a) .......................................      50,000          1,844
Computer Products (a)................................     221,000          5,152
Kent Electronics (a) ................................     153,200          3,227
                                                                        --------
                                                                          20,996
HEALTH SERVICES & EQUIPMENT (7.4%)
Biosource International (a)..........................     312,000          2,009
Complete Management (a)..............................     222,500          1,891
Urologix (a).........................................     175,800          1,632
Uroquest Medical (a).................................     301,700          1,207
Xomed Surgical Products (a)..........................     285,900          7,862
Young Innovations (a)................................     165,900          2,571
                                                                        --------
                                                                          17,172
SR&F Special Venture Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
INSURANCE (7.3%)
Meadowbrook Insurance Group..........................     310,900        $ 9,521
PAULA Financial......................................     230,500          5,474
20th Century Industries..............................      77,800          2,091
                                                                        --------
                                                                          17,086
OIL AND GAS (2.5%)
Barrett Resources (a)................................      72,500          2,533
Meridian Resource (a) ...............................     411,500          3,292
                                                                        --------
                                                                           5,825
OPTICAL SUPPLIES (3.7%)
Sola International (a)...............................     210,800          8,735

PACKAGING (1.5%)
Siligan Holdings (a).................................      96,600          3,393

PUBLISHING (2.9%)
CMP Media (a)........................................     268,100          6,736

REAL ESTATE DEVELOPMENT AND MANAGEMENT (13.3%)
CB Commercial Real Estate Services Group (a).........     308,900         12,356
LaSalle Partners (a).................................     138,800          4,511
Reckson Associates ..................................     286,300          7,551
Spieker Properties...................................     162,000          6,682
                                                                        --------
                                                                          31,100
RETAIL (1.3%)
Video Update (a).....................................     878,000          3,018

SPECIALTY CHEMICALS (2.8%)
ChemFirst............................................     247,000          6,546

TELECOMMUNICATIONS (2.1%)
Andrew ..............................................     107,000          2,120
Western Wireless (a).................................     123,800          2,847
                                                                        --------
                                                                           4,967
TEXTILE AND APPAREL (0.6%)
Columbia Sportswear (a)..............................      61,900          1,308

WHOLESALE DISTRIBUTION (1.9%)
Henry Schein (a).....................................     105,000          4,359
                                                                        --------
TOTAL COMMON STOCKS (Cost $187,849)..................                    221,994
--------------------------------------------------------------------------------
SR&F Special Venture Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
SHORT-TERM OBLIGATIONS (6.0%)                               AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMERICAL PAPER (6.0%)
Associates Corp. of North America 6.050% 4/01/98.....     $ 9,845        $ 9,845
Conagra 6.100% 4/01/98...............................       4,000          4,000
                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS (Cost $13,845)..........                     13,845
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
(Cost $204,694) (b)..................................                    235,839

OTHER ASSETS, LESS LIABILITIES (-1.2%)...............                     (2,721)
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $233,118
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 1998, the cost of investments for federal income tax purposes was $205,786. Net unrealized appreciation was $30,053, consisting of gross unrealized appreciation of $38,393 and gross unrealized depreciation of
    $8,340.

See accompanying Notes to Financial Statements.

Capital Opportunities Fund
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
COMMON STOCKS (93.5%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
BUSINESS SERVICES (20.9%)
ABR Information Services (a).........................   1,000,000      $  28,125
Caribiner International (a)..........................     660,000         25,410
CBT Group ADRs (a) ..................................     660,000         34,155
CCC Information Services Group (a)...................     200,000          5,500
Gartner Group (a) ...................................     700,000         26,163
IDT (a)..............................................     600,000         22,500
Paychex..............................................     750,000         43,266
Romac International (a)..............................     600,000         16,500
Sykes Enterprises (a)................................     500,000         10,500
                                                                      ----------
                                                                         212,119
CONSUMER PRODUCTS & SERVICES (6.7%)
Cendant (a)..........................................     900,000         35,663
Jones Apparel Group (a)..............................     400,000         22,025
Steiner Leisure Limited (a)..........................     200,000         10,162
                                                                      ----------
                                                                          67,850
DATA PROCESSING SERVICES (3.4%)
BISYS Group (a) .....................................     400,000         14,100
Fiserv (a)...........................................     330,000         20,914
                                                                      ----------
                                                                          35,014
ENERGY SERVICES (1.5%)
Stolt Comex Seaway (a)...............................     600,000         15,112

HEALTH CARE (15.3%)
Cardinal Health......................................     120,000         10,583
HBO & Company........................................     700,000         42,262
Health Management Associates, class A (a)............     690,000         19,751
Omnicare.............................................     780,000         30,907
PAREXEL International (a)............................     780,000         24,375
Quintiles Transnational (a)..........................     570,000         27,467
                                                                      ----------
                                                                         155,345
INDUSTRIAL PRODUCTS (7.2%)
Gentex (a)...........................................     690,000         23,417
MSC Industrial Direct (a)............................     720,000         39,015
Wilmar Industries (a)................................     440,000         10,945
                                                                      ----------
                                                                          73,377
LEISURE & ENTERTAINMENT (17.6%)
Carnival, class A ...................................     620,000         43,245
Chancellor Media (a).................................     250,000         11,469
Clear Channel Communications (a).....................     420,000         41,160
Extended Stay America (a)............................     800,000         11,750
Heftel Broadcasting (a) .............................     570,000         25,507
Promus Hotel (a).....................................     600,000         28,650
Signature Resorts (a)................................     900,000         17,775
                                                                      ----------
                                                                         179,556
RESTAURANTS (3.0%)
Papa John's International (a) .......................     800,000         30,700

RETAIL (1.6%)
Kohl's (a)...........................................     200,000         16,350

Capital Opportunities Fund CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY (14.6%)
Aspen Technology (a).................................     660,000      $  27,225
Cambridge Technology Partners (a)....................     320,000         15,860
CIENA (a)............................................     400,000         17,050
Molex, class A.......................................     250,000          6,703
PeopleSoft (a).......................................     480,000         25,290
Saville Systems (a) .................................     480,000         24,600
Tellabs (a)..........................................     480,000         32,220
                                                                      ----------
                                                                         148,948
MISCELLANEOUS (1.7%)
Corrections Corporation of America (a)...............     500,000         17,063
                                                                      ----------
TOTAL COMMON STOCKS (Cost $576,058)..................                    951,434
--------------------------------------------------------------------------------
                                                         PRINCIPAL
SHORT-TERM OBLIGATIONS (5.6%)                               AMOUNT
--------------------------------------------------------------------------------
COMMERCIAL PAPER (5.6%)
American Stores 6.250% 4/01/98.......................     $ 6,775          6,775
Associates Corp. of North America 6.050% 4/01/98.....      50,000         50,000
                                                                      ----------
TOTAL SHORT-TERM OBLIGATIONS (Cost $56,775)..........                     56,775
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
(Cost $632,833) (b)..................................                  1,008,209

OTHER ASSETS, LESS LIABILITIES (0.9%)................                      9,368
                                                                      ----------
TOTAL NET ASSETS (100.0%)............................                 $1,017,577
                                                                      ==========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 1998, the cost of investments for federal income tax purposes was $633,016. Net unrealized appreciation was $375,193, consisting of gross unrealized appreciation of $392,590 and gross unrealized depreciation of
    $17,397.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

March 31, 1998
(All amounts in thousands, except per-share data)
(Unaudited)

                                                                              GROWTH           GROWTH
                                                                               STOCK    OPPORTUNITIES           SPECIAL
                                                                                FUND             FUND              FUND
                                                                          ----------   --------------       -----------
ASSETS
Investments in Portfolio, at value                                          $686,330             $ --        $1,353,570
Investments, at market value (cost $45,266 and $632,833, respectively)            --           57,470                --
Cash                                                                              50                1                50
Receivable for investments sold                                                   --               --                --
Receivable for fund shares sold                                                  194               22               340
Dividends receivable                                                              --                6                --
Other assets                                                                      63               16               125
                                                                          ----------        ---------       -----------
   Total assets                                                              686,637           57,515         1,354,085
                                                                          ----------        ---------       -----------
LIABILITIES
Payable for investments purchased                                                 --              607                --
Payable for fund shares redeemed                                                 905               24             4,509
Payable to investment adviser and transfer agent                                 217               69               413
Other liabilities                                                                230               22               817
                                                                          ----------        ---------       -----------
   Total liabilities                                                           1,352              722             5,739
                                                                          ----------        ---------       -----------
   Net assets                                                               $685,285          $56,793        $1,348,346
                                                                            ========          =======        ==========
ANALYSIS OF NET ASSETS
Paid-in capital                                                             $326,920          $45,051        $  696,624
Net unrealized appreciation on investments and
  foreign currency translations                                              352,449           12,204           485,069
Accumulated undistributed net investment income (loss)                            54             (156)              708
Accumulated net realized gains (losses) on investments                         5,862             (306)          165,945
                                                                          ----------        ---------       -----------
   Net assets                                                               $685,285          $56,793        $1,348,346
                                                                            ========          =======        ==========
Shares outstanding (unlimited number authorized)                              17,819            4,485            45,201
                                                                            ========          =======        ==========
Net asset value per share                                                    $ 38.46          $ 12.66          $  31.95
                                                                            ========          =======        ==========

Statements of Assets and Liabilities
March 31, 1998
(All amounts in thousands, except per-share data)
(Unaudited)

                                                                             SPECIAL          CAPITAL
                                                                             VENTURE    OPPORTUNITIES
                                                                                FUND             FUND
                                                                           ---------   --------------
ASSETS
Investments in Portfolio, at value                                          $232,655          $    --
Investments, at market value (cost $45,266 and $632,833, respectively)            --        1,008,209
Cash                                                                              50                3
Receivable for investments sold                                                   --           15,553
Receivable for fund shares sold                                                  172              545
Dividends receivable                                                              --               23
Other assets                                                                      16              118
                                                                          ----------      -----------
   Total assets                                                              232,893        1,024,451
                                                                          ----------      -----------
LIABILITIES
Payable for investments purchased                                                 --            3,788
Payable for fund shares redeemed                                                 210            1,444
Payable to investment adviser and transfer agent                                  77              956
Other liabilities                                                                221              686
                                                                          ----------      -----------
   Total liabilities                                                             508            6,874
                                                                          ----------      -----------
   Net assets                                                               $232,385       $1,017,577
                                                                            ========       ==========
ANALYSIS OF NET ASSETS
Paid-in capital                                                             $200,803       $  662,815
Net unrealized appreciation on investments and
  foreign currency translations                                               31,115          375,376
Accumulated undistributed net investment income (loss)                          (457)          (3,841)
Accumulated net realized gains (losses) on investments                           924          (16,773)
                                                                          ----------      -----------
   Net assets                                                               $232,385       $1,017,577
                                                                            ========       ==========
Shares outstanding (unlimited number authorized)                              15,169           30,315
                                                                            ========       ==========
Net asset value per share                                                    $ 15.32         $  33.57
                                                                            ========       ==========
See accompanying Notes to Financial Statements.

Statements of Operations
For the Six Months Ended March 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                  GROWTH            GROWTH
                                                                   STOCK     OPPORTUNITIES          SPECIAL
                                                                    FUND              FUND             FUND
                                                               ---------    --------------        ---------
INVESTMENT INCOME
Dividends allocated from Portfolio                               $ 2,474              $ --          $ 3,802
Dividends                                                             --                60               --
Interest allocated from Portfolio                                    769                --            4,366
Interest                                                              --                96               --
                                                               ---------           -------       ----------
   Total investment income                                         3,243               156            8,168
                                                               ---------           -------       ----------
EXPENSES
Expenses allocated from Portfolio                                  1,931                --            4,745
Management fees                                                       --               188               --
Transfer agent fees                                                  688                55            1,413
Administrative fees                                                  453                38              829
Printing and postage                                                  75                11              192
SEC and state registration fees                                       26                17               19
Accounting fees                                                       20                13               28
Audit and legal fees                                                   6                13                6
Trustees' fees                                                         3                 6                3
Other                                                                 42                32              225
                                                               ---------           -------       ----------
   Total expenses                                                  3,244               373            7,460
Reimbursement of expenses by investment adviser                       --               (59)              --
                                                               ---------           -------       ----------
   Net expenses                                                    3,244               314            7,460
                                                               ---------           -------       ----------
   Net investment income (loss)                                       (1)             (158)             708
                                                               ---------           -------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments allocated from Portfolio          8,612                --          186,809
Net realized gain on investments                                      --                67               --
Net realized loss on foreign currency transactions
  allocated from Portfolio                                            --                --           (1,345)
Net change in unrealized appreciation or depreciation
  on investments and foreign currency translations                86,640             8,482         (116,161)
                                                               ---------           -------       ----------
   Net gain (loss) on investments                                 95,252             8,549           69,303
                                                               ---------           -------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                $95,251            $8,391         $ 70,011
                                                               =========           =======       ==========

                                                                 SPECIAL           CAPITAL
                                                                 VENTURE     OPPORTUNITIES
                                                                    FUND              FUND
                                                               ---------    --------------
INVESTMENT INCOME
Dividends allocated from Portfolio                               $   526              $ --
Dividends                                                             --               516
Interest allocated from Portfolio                                    508                --
Interest                                                              --             1,811
                                                               ---------        ----------
   Total investment income                                         1,034             2,327
                                                               ---------        ----------
EXPENSES
Expenses allocated from Portfolio                                    927                --
Management fees                                                       --             3,619
Transfer agent fees                                                  248             1,100
Administrative fees                                                  169               685
Printing and postage                                                  24               300
SEC and state registration fees                                       15                21
Accounting fees                                                       15                24
Audit and legal fees                                                   7                11
Trustees' fees                                                         3                23
Other                                                                 83               385
                                                               ---------        ----------
   Total expenses                                                  1,491             6,168
Reimbursement of expenses by investment adviser                       --                --
                                                               ---------        ----------
   Net expenses                                                    1,491             6,168
                                                               ---------        ----------
   Net investment income (loss)                                     (457)           (3,841)
                                                               ---------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments allocated from Portfolio          8,718                --
Net realized gain on investments                                      --           102,583
Net realized loss on foreign currency transactions
  allocated from Portfolio                                            --                --
Net change in unrealized appreciation or depreciation
  on investments and foreign currency translations               (11,191)           40,631
                                                               ---------        ----------
   Net gain (loss) on investments                                 (2,473)          143,214
                                                               ---------        ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(2,930)         $139,373
                                                               =========        ==========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended March 31, 1998
and the Year Ended September 30, 1997
(All amounts in thousands)
(Unaudited)
                                                                                                 GROWTH
                                                                                              OPPORTUNITIES
                                                                 GROWTH STOCK FUND                 FUND
                                                                    1998     1997               19981997(A)
OPERATIONS
Net investment income (loss)............................       $    (1) $    198             $ (158) $    2
Net realized gain (loss) on investments.................         8,612    34,268                 67    (373)
Net change in unrealized appreciation or
  depreciation on investments...........................        86,640   107,140              8,482   3,722
                                                               -------  --------             ------  ------
   Net increase (decrease) in net assets resulting
     from operations....................................        95,251   141,606              8,391   3,351
                                                               -------  --------             ------  ------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income................            --    (1,100)                --      --
Distributions from net capital gains....................       (36,957)  (33,200)                --      --
                                                               -------  --------             ------  ------
   Total distributions to shareholders..................       (36,957)  (34,300)                --      --
                                                               -------  --------             ------  ------
SHARE TRANSACTIONS
Subscriptions to fund shares............................        48,655   196,106              8,990  50,017
Value of distributions reinvested.......................        29,289    27,151                 --      --
Redemptions of fund shares..............................       (58,622) (140,858)           (10,418) (3,538)
                                                               -------  --------             ------  ------
   Net increase (decrease) from share transactions......        19,322    82,399             (1,428) 46,479
                                                               -------  --------             ------  ------
   Net increase (decrease) in net assets................        77,616   189,705              6,963  49,830
TOTAL NET ASSETS
Beginning of period.....................................       607,669   417,964             49,830      --
                                                               -------  --------             ------  ------
End of period...........................................      $685,285  $607,669            $56,793 $49,830
                                                              ========  ========            ======= =======
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)..      $     54  $     55            $  (156)$     2
                                                              ========  ========            ======= =======


ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares...........................          1,376     6,268                791   4,965
Issued in reinvestment of distributions.................           876     1,011                 --      --
Redemptions of fund shares..............................        (1,651)   (4,578)              (931)   (340)
                                                               -------  --------             ------  ------
   Net increase (decrease) in fund shares...............           601     2,701               (140)  4,625
Shares outstanding at beginning of period...............        17,218    14,517              4,625      --
                                                               -------  --------             ------  ------

Shares outstanding at end of period.....................        17,819    17,218              4,485   4,625
                                                              ========  ========            ======= =======

                                                                   SPECIAL FUND           SPECIAL VENTURE FUND
                                                                    1998     1997               1998   1997
OPERATIONS
Net investment income (loss)............................         $   708   $ (1,983)        $   (457) $  (330)
Net realized gain (loss) on investments.................         185,464    113,915            8,718   22,532
Net change in unrealized appreciation or
  depreciation on investments...........................        (116,161)   232,265          (11,191)  17,242
                                                              ---------- ----------         -------- --------
   Net increase (decrease) in net assets resulting
      from operations...................................          70,011    344,197           (2,930)  39,444
                                                              ---------- ----------         -------- --------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income................              --         --               --       --
Distributions from net capital gains...................         (130,064)   (86,856)         (24,530) (14,445)
                                                              ---------- ----------         -------- --------
   Total distributions to shareholders.................         (130,064)   (86,856)         (24,530) (14,445)
                                                              ---------- ----------         -------- --------
SHARE TRANSACTIONS
Subscriptions to fund shares............................          94,525    170,964           37,285  112,054
Value of distributions reinvested.......................         115,138     76,025           22,807   13,220
Redemptions of fund shares..............................        (128,842)  (335,250)         (36,002) (59,046)
                                                              ---------- ----------         -------- --------
   Net increase (decrease) from share transactions......          80,821    (88,261)          24,090   66,228
                                                              ---------- ----------         -------- --------
   Net increase (decrease) in net assets................          20,768    169,080           (3,370)  91,227
TOTAL NET ASSETS
Beginning of period.....................................       1,327,578  1,158,498          235,755  144,528
                                                              ---------- ----------         -------- --------
End of period...........................................      $1,348,346 $1,327,578         $232,385 $235,755
                                                              ========== ==========         ======== ========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)..      $      708 $       --         $  (457) $     --
                                                              ========== ==========         ======== ========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares...........................            3,068      6,195              2,354  7,337
Issued in reinvestment of distributions.................           4,013      3,016              1,653    931
Redemptions of fund shares..............................          (4,168)   (12,222)            (2,349)(3,863)
                                                              ---------- ----------         -------- --------
   Net increase (decrease) in fund shares...............           2,913     (3,011)             1,658  4,405
Shares outstanding at beginning of period...............          39,288     42,299             13,511  9,106
                                                              ---------- ----------         -------- --------

Shares outstanding at end of period.....................          42,201     39,288             15,169 13,511
                                                              ========== ==========         ======== ========

                                                                     CAPITAL
                                                                OPPORTUNITIES FUND
                                                                    1998        1997
OPERATIONS
Net investment income (loss)............................      $   (3,841) $   (8,808)
Net realized gain (loss) on investments.................         102,583    (110,932)
Net change in unrealized appreciation or depreciation
  on investments........................................          40,631      (7,539)
                                                              ----------  ----------
   Net increase (decrease) in net assets resulting
     from operations....................................         139,373    (127,279)
                                                              ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income................              --          --
Distributions from net capital gains...................               --          --
                                                              ----------  ----------
   Total distributions to shareholders.................               --          --
                                                              ----------  ----------
SHARE TRANSACTIONS
Subscriptions to fund shares............................         139,870     543,838
Value of distributions reinvested.......................              --          --
Redemptions of fund shares..............................        (372,308)  (990,455)
                                                              ----------  ----------
   Net increase (decrease) from share transactions......        (232,438)  (446,617)
                                                              ----------  ----------
   Net increase (decrease) in net assets................         (93,065)  (573,896)
TOTAL NET ASSETS
Beginning of period.....................................       1,110,642   1,684,538
                                                              ----------  ----------
End of period...........................................      $1,017,577  $1,110,642
                                                              ==========  ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)..      $  (3,841)  $       --
                                                              ==========  ==========


ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares...........................            4,798      19,657
Issued in reinvestment of distributions.................               --         --
Redemptions of fund shares..............................         (12,656)    (35,746)
                                                              ----------  ----------
   Net increase (decrease) in fund shares...............          (7,858)    (16,089)
Shares outstanding at beginning of period...............          38,173      54,262
                                                              ----------  ----------

Shares outstanding at end of period.....................          30,315      38,173
                                                              ==========  ==========



(a)From commencement of operations on June 30, 1997.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
March 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                   SR&F          SR&F           SR&F
                                                           GROWTH STOCK       SPECIAL  SPECIAL VENTURE
                                                              PORTFOLIO     PORTFOLIO      PORTFOLIO
ASSETS
Investments, at market value
   (cost of $406,055, $867,063
    and $204,694, respectively) ..........................   $  767,809    $1,352,324     $  235,839
Cash .....................................................            5             4           --
Receivable for investments sold ..........................         --           5,108          2,244
Dividends receivable .....................................          687           634             99
                                                             ----------    ----------     ----------
   Total assets ..........................................      768,501     1,358,070        238,182
                                                             ----------    ----------     ----------

LIABILITIES
Payable for investments purchased ........................         --           3,000          4,864
Payable to investment adviser ............................          385           834            154
Other liabilities ........................................           40           118             46
                                                             ----------    ----------     ----------
   Total liabilities .....................................          425         3,952          5,064
                                                             ----------    ----------     ----------
   Net assets applicable to investors'
      beneficial interest ................................   $  768,076    $1,354,118     $  233,118
                                                             ==========    ==========     ==========

See accompanying Notes to Financial Statements.

Statements of Operations
For the Six Months Ended March 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                   SR&F           SR&F            SR&F
                                                           GROWTH STOCK         SPECIAL SPECIAL VENTURE
                                                              PORTFOLIO       PORTFOLIO      PORTFOLIO
INVESTMENT INCOME
Dividends ..................................................  $   2,629       $   3,803      $     526
Interest ...................................................        815           4,367            509
                                                              ---------       ---------      ---------
   Total investment income .................................      3,444           8,170          1,035
                                                              ---------       ---------      ---------

EXPENSES
Management fees ............................................      1,943           4,553            848
Accounting fees ............................................         20              28             15
Trustees' fees .............................................         15              21              7
Audit and legal fees .......................................         10               9             10
Other ......................................................         55             134             47
                                                              ---------       ---------      ---------
   Total expenses ..........................................      2,043           4,745            927
                                                              ---------       ---------      ---------
   Net investment income ...................................      1,401           3,425            108
                                                              ---------       ---------      ---------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains on investments ..........................      7,841         186,319          8,719
Net realized losses on foreign
   currency transactions ...................................       --            (1,338)          --
Net change in unrealized appreciation or
   depreciation on investments and foreign
   currency translations ...................................     95,912        (116,156)       (11,183)
                                                              ---------       ---------      ---------
   Net gains (losses) on investments and
      foreign currency transactions ........................    103,753          68,825         (2,464)
                                                              ---------       ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .........................................  $ 105,154       $  72,250      $  (2,356)
                                                              =========       =========      =========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended March 31, 1998
and the Period Ended September 30, 1997
(All amounts in thousands)
(Unaudited)
                                                                            SR&F GROWTH
                                                                          STOCK PORTFOLIO
                                                                         1998        1997 (A)
OPERATIONS
Net investment income .........................................     $   1,401       $   1,842
Net realized gains on investments .............................         7,841          26,585
Net change in unrealized appreciation or depreciation
   on investments .............................................        95,912          53,294
                                                                    ---------       ---------
   Net increase (decrease) in net assets resulting
      from operations .........................................       105,154          81,721
                                                                    ---------       ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions .................................................        86,443         571,598
Withdrawals ...................................................       (31,892)        (44,948)
                                                                    ---------       ---------
   Net increase (decrease) from transactions in investors'
      beneficial interest .....................................        54,551         526,650
                                                                    ---------       ---------
   Net increase (decrease) in net assets ......................       159,705         608,371
TOTAL NET ASSETS
Beginning of period ...........................................       608,371            --
                                                                    ---------       ---------
End of period .................................................     $ 768,076       $ 608,371
                                                                    =========       =========

(a)      From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

                                                                       SR&F SPECIAL PORTFOLIO
                                                                           1998          1997(A)
OPERATIONS
Net investment income ..........................................    $     3,425      $     2,236
Net realized gains on investments ..............................        184,981           92,652
Net change in unrealized appreciation or depreciation
   on investments ..............................................       (116,156)         190,726
                                                                    -----------      -----------
   Net increase (decrease) in net assets resulting
      from operations ..........................................         72,250          285,614
                                                                    -----------      -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ..................................................         28,205        1,189,884
Withdrawals ....................................................        (74,975)        (146,860)
                                                                    -----------      -----------
   Net increase (decrease) from transactions in investors'
      beneficial interest ......................................        (46,770)       1,043,024
                                                                    -----------      -----------
   Net increase (decrease) in net assets .......................         25,480        1,328,638
TOTAL NET ASSETS
Beginning of period ............................................      1,328,638             --
                                                                    -----------      -----------
End of period ..................................................    $ 1,354,118      $ 1,328,638
                                                                    ===========      ===========

                                                                          SR&F SPECIAL
                                                                       VENTURE PORTFOLIO
                                                                         1998       1997 (A)
OPERATIONS
Net investment income ..........................................    $     108      $     387
Net realized gains on investments ..............................        8,719          7,866
Net change in unrealized appreciation or depreciation
   on investments ..............................................      (11,183)        27,038
                                                                    ---------      ---------
   Net increase (decrease) in net assets resulting
      from operations ..........................................       (2,356)        35,291
                                                                    ---------      ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ..................................................       20,859        218,483
Withdrawals ....................................................      (21,426)       (17,733)
                                                                    ---------      ---------
   Net increase (decrease) from transactions in investors'
      beneficial interest ......................................         (567)       200,750
                                                                    ---------      ---------
   Net increase (decrease) in net assets .......................       (2,923)       236,041
TOTAL NET ASSETS
Beginning of period ............................................      236,041           --
                                                                    ---------      ---------
End of period ..................................................    $ 233,118      $ 236,041
                                                                    =========      =========

(a) From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

(All amounts, except per-share amounts, in thousands)


NOTE 1. ORGANIZATION
The Stein Roe Growth Stock Fund, Stein Roe Growth Opportunities Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund and Stein Roe Capital Opportunities Fund (the "Funds") are series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Growth Stock Fund, Special Fund and Special Venture Fund invest substantially all of their assets in SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Growth Stock Fund, Special Fund and Special Venture Fund contributed $474,861, $1,096,779 and $160,940 in securities and other assets to SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. At February 14, 1997, Stein Roe Advisor Growth Stock Fund, Stein Roe Advisor Special Fund and Stein Roe Advisor Special Venture Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate net asset value, income and expenses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1998, Growth Stock Fund and Advisor Growth Stock Fund owned 89.36 percent and 10.64 percent, respectively, of SR&F Growth Stock Portfolio; Special Fund and Advisor Special Fund owned 99.96 percent and
 .04 percent, respectively, of SR&F Special Portfolio; and Special Venture Fund and Advisor Special Venture Fund owned 99.80 percent and .20 percent, respectively, of SR&F Special Venture Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
All securities are valued as of March 31, 1998. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS
During the period ended March 31, 1998, SR&F Special Portfolio entered into forward currency exchange contracts under which it was obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. There were no outstanding contracts at March 31, 1998.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on respective percentages of ownership.
   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss and offset such losses against any future realized gains. At September 30, 1997, Growth Opportunities Fund had a capital loss carryforward of $373, which expires in 2005. At September 30, 1997, Capital Opportunities Fund had a capital loss carryforward of $119,174 which expires in 2004 and 2005.

DISTRIBUTIONS TO SHAREHOLDERS
Each Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for SR&F Growth Stock Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The management fee for Growth Opportunities Fund, SR&F Special Portfolio and Capital Opportunities Fund is computed at an annual rate of .75 of 1 percent of average daily net assets up to $500 million, .70 of 1 percent of the next $500 million, .65 of 1 percent of the next $500 million and .60 of 1 percent thereafter. The manage ment fee for SR&F Special Venture Portfolio is
 .75 of 1 percent of average daily net assets. The administrative fees for Growth Stock Fund are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million and
 .10 of 1 percent thereafter. The administrative fees for Special Venture Fund are .15 of 1 percent of average daily net assets. The administrative fees for Growth Opportunities Fund, Special Fund and Capital Opportunities Fund are computed at .15 of 1 percent of average daily net assets up to $500 million,
 .125 of 1 percent of the next $500 million, .10 of 1 percent of the next $500 million and .075 of 1 percent thereafter.
   The Adviser also provides certain fund accounting services. For the period ended March 31, 1998, Growth Stock Fund, Growth Opportunities Fund, Special
Fund, Special Venture Fund, Capital Opportunities Fund, SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio incurred charges of $20, $13, $28, $15, $24, $20, $28 and $15, respectively.
   The administrative agreement provides that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has undertaken to reimburse Growth Opportunities Fund for its operating expenses to the extent such expenses exceed
1.25 percent of its annual average net assets. This commitment expires on January 31, 1999, subject to earlier termination by the Adviser on 30 days' notice.
   Transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Growth Stock Fund, Growth Opportunities Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund, SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio for the period ended March 31, 1998, was $3, $6, $3, $3, $23, $15, $21 and $7, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the period ended March 31, 1998.

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1998, were:

                                                   Purchases       Sales
SR&F Growth Stock Portfolio.....................    $173,110    $115,795
SR&F Growth Opportunities Fund..................      16,490      16,124
SR&F Special Portfolio..........................     255,300     328,594
SR&F Special Venture Portfolio..................     110,425     100,915
SR&F Capital Opportunities Fund.................     207,606     411,676

Financial Highlights

Special Venture Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                  SIX MONTHS
                                                       ENDED                                                             PERIOD
                                                    MARCH 31,                       YEARS ENDED                           ENDED
                                                        1998                       SEPTEMBER 30,                      SEPT. 30,
                                                  (UNAUDITED)                    1997                    1996            1995(E)
NET ASSET VALUE, BEGINNING OF PERIOD .......      $    17.45            $       15.87           $       12.60        $    10.00
                                                  -----------           -------------           -------------        ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ............           (0.03)                   (0.02)                  (0.02)             0.01
   Net realized and unrealized
      gains (losses)
      on investments .......................           (0.33)                    3.12                    3.86              2.67
                                                  -----------           -------------           -------------        ----------
      Total from
        investment operations ..............           (0.36)                    3.10                    3.84              2.68
                                                  -----------           -------------           -------------        ----------
DISTRIBUTIONS
   Net investment income ...................              --                       --                      --             (0.03)
   Net realized capital gains ..............           (1.77)                   (1.52)                  (0.57)            (0.05)
                                                  -----------           -------------           -------------        ----------
      Total distributions ..................           (1.77)                   (1.52)                  (0.57)            (0.08)
                                                  -----------           -------------           -------------        ----------
NET ASSET VALUE, END OF PERIOD .............      $    15.32            $       17.45           $       15.87        $    12.60
                                                  ==========            =============           =============       ==========
Ratio of net expenses to average
   net assets (b) ..........................           1.32%(a)                 1.29%                   1.25%             1.25%(a)
Ratio of net investment income
   (loss) to average net
   assets (c) ..............................          (0.40%)(a)               (0.18%)                 (2.19%)            0.12%(a)
Portfolio turnover rate ....................             --                      44%(d)                   72%               84%
Average commissions per share ..............             --             $     0.0390(d)         $      0.0378                --
Total return (c) ...........................          (0.95%)                 21.73%                   31.81%            26.96%
Net assets, end of period (000's)  .........      $  232,385            $    235,755            $     144,528        $   60,533

(a)Annualized
(b)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.34 percent for the year ended
   September 30, 1996, and 2.87 percent for the period ended September 30, 1995.
(c)Computed giving effect to Adviser's expense limitation undertaking.
(d)Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).
(e)From commencement of operations on October 17, 1994.

Financial Highlights CONTINUED
Growth Opportunities Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                      SIX MONTHS
                                                            ENDED          PERIOD
                                                        MARCH 31,           ENDED
                                                             1998   SEPTEMBER 30,
                                                       (UNAUDITED)       1997 (D)
NET ASSET VALUE, BEGINNING OF PERIOD.................     $ 10.77         $ 10.00
                                                          -------         -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss...............................       (0.04)             --
   Net realized and unrealized gains on investments..        1.93             .77
                                                          -------         -------
NET ASSET VALUE, END OF PERIOD.......................     $ 12.66         $ 10.77
                                                          =======         =======
Ratio of net expenses to average net assets (b)......       1.25%(a)         1.25%(a)
Ratio of net investment loss to average net assets (c)     (0.63%)(a)        0.02%(a)
Portfolio turnover rate..............................         34%              3%
Average commissions per share........................     $0.0622         $0.0708
Total return (c).....................................      17.55%           7.70%
Net assets, end of period (000's)....................     $56,793         $49,830

(a)Annualized
(b)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.48 percent for the six months ended March 31, 1998, and 1.74 percent for the period ended September 30, 1997.
(c)Computed giving effect to investment adviser's expense limitation undertaking.
(d)From commencement of operations on June 30, 1997.

Financial Highlights CONTINUED
Growth Stock Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                        SIX MONTHS
                                                                             ENDED
                                                                         MARCH 31,
                                                                              1998   YEARS ENDED SEPTEMBER 30,
                                                                       (UNAUDITED)            1997           1996
NET ASSET VALUE, BEGINNING OF PERIOD............................          $ 35.29         $ 28.79        $ 26.13
                                                                          --------        --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................................               --            0.01           0.08
   Net realized and unrealized gains on investments............              5.32            8.79           5.01
                                                                          --------        --------       --------
      Total from investment operations..........................             5.32            8.80           5.09
                                                                          --------        --------       --------
DISTRIBUTIONS
   Net investment income........................................               --           (0.07)         (0.10)
   Net realized capital gains..................................             (2.15)          (2.23)         (2.33)
                                                                          --------        --------       --------
      Total distributions......................................             (2.15)          (2.30)         (2.43)
                                                                          --------        --------       --------
NET ASSET VALUE, END OF PERIOD..................................          $ 38.46         $ 35.29        $ 28.79
                                                                          ========        ========       ========
Ratio of net expenses to average net assets ....................            1.04%(a)        1.07%          1.08%
Ratio of net investment income to average net assets ...........            0.00%(a)        0.04%          0.32%
Portfolio turnover rate.........................................               --              5%(b)         39%
Average commissions per share...................................               --        $ 0.0582(b)    $ 0.0528
Total return ...................................................           16.00%          33.10%         21.04%
Net assets, end of period (000's)...............................         $685,285        $607,699       $417,964

(a)Annualized
(b)Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).

Financial Highlights CONTINUED
Growth Stock Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                     YEARS ENDED SEPTEMBER 30,
                                                                     1995           1994           1993
                                                                 --------       --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD.........................     $ 23.58        $ 24.89        $ 24.65
                                                                 --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.....................................        0.12           0.13           0.15
   Net realized and unrealized gains on investments..........        5.60           0.41           1.14
                                                                 --------       --------       --------
      Total from investment operations.......................        5.72           0.54           1.29
                                                                 --------       --------       --------
DISTRIBUTIONS
   Net investment income.....................................       (0.15)         (0.12)         (0.10)
   Net realized capital gains................................       (3.02)         (1.73)         (0.95)
                                                                 --------       --------       --------
      Total distributions....................................       (3.17)         (1.85)         (1.05)
                                                                 --------       --------       --------
NET ASSET VALUE, END OF PERIOD...............................     $ 26.13        $ 23.58        $ 24.89
                                                                 ========       ========       ========
Ratio of net expenses to average net assets .................       0.99%          0.94%          0.93%
Ratio of net investment income to average net assets ........       0.56%          0.50%          0.59%
Portfolio turnover rate......................................         36%            27%            29%
Average commissions per share................................          --             --             --
Total return ................................................      28.18%          2.10%          5.09%
Net assets, end of period (000's)............................    $360,336       $321,502       $373,921


(a)Annualized
(b)Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).

Financial Highlights CONTINUED
Special Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                        SIX MONTHS
                                                                             ENDED
                                                                         MARCH 31,
                                                                              1998          YEARS ENDED SEPTEMBER 30,
                                                                       (UNAUDITED)                1997           1996
NET ASSET VALUE, BEGINNING OF PERIOD............................          $  33.79            $  27.39       $  25.26
                                                                        ----------          ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)................................               0.02               (0.06)          0.01
   Net realized and unrealized gains on investments............               1.46                8.57           4.14
                                                                        ----------          ----------     ----------
      Total from investment operations..........................              1.48                8.51           4.15
                                                                        ----------          ----------     ----------
DISTRIBUTIONS
   Net investment income........................................                --                  --          (0.11)
   Net realized capital gains..................................              (3.32)              (2.11)         (1.91)
                                                                        ----------          ----------     ----------
      Total distributions......................................              (3.32)              (2.11)         (2.02)
                                                                        ----------          ----------     ----------
NET ASSET VALUE, END OF PERIOD..................................           $ 31.95            $  33.79     $    27.39
                                                                        ==========          ==========     ==========
Ratio of net expenses to average net assets ....................             1.16%(a)           1.14%           1.18%
Ratio of net investment income (loss) to average net assets ....             0.11%(a)          (0.17%)          0.03%
Portfolio turnover rate.........................................               --                  7%(b)          32%
Average commissions per share...................................               --           $  0.0382(b)   $   0.0482
Total return ...................................................             5.50%              33.67%         17.89%
Net assets, end of period (000's)...............................        $1,348,346          $1,327,578     $1,158,498

(a)Annualized
(b)Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).

Financial Highlights CONTINUED

Special Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                 YEARS ENDED SEPTEMBER 30,
                                                                              1995             1994           1993
NET ASSET VALUE, BEGINNING OF PERIOD............................          $  23.54         $  25.04       $  20.90
                                                                        ----------       ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)................................               0.13             0.15           0.17
   Net realized and unrealized gains on investments............               3.05             0.33           5.31
                                                                        ----------       ----------     ----------
      Total from investment operations..........................              3.18             0.48           5.48
                                                                        ----------       ----------     ----------
DISTRIBUTIONS
   Net investment income........................................             (0.15)           (0.21)         (0.18)
   Net realized capital gains..................................              (1.31)           (1.77)         (1.16)
                                                                        ----------       ----------     ----------
      Total distributions......................................              (1.46)           (1.98)         (1.34)
                                                                        ----------       ----------     ----------
NET ASSET VALUE, END OF PERIOD..................................          $  25.26         $  23.54       $  25.04
                                                                        ===========      ==========     ==========
Ratio of net expenses to average net assets ....................              1.02%           0.96%          0.97%
Ratio of net investment income (loss) to average net assets ....              0.56%           0.91%          0.92%
Portfolio turnover rate.........................................                41%             58%            42%
Average commissions per share...................................                --              --              --
Total return ...................................................             14.60%           2.02%         27.35%
Net assets, end of period (000's)...............................         $1,201,469      $1,243,885     $1,076,818

(a)Annualized
(b)Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).

Financial Highlights CONTINUED
Capital Opportunities Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                        SIX MONTHS
                                                                             ENDED
                                                                         MARCH 31,
                                                                              1998      YEARS ENDED SEPTEMBER 30,
                                                                       (UNAUDITED)              1997           1996
                                                                        ----------        ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD............................          $  29.10          $  31.04    $     21.69
                                                                        ----------        ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)................................              (0.03)            (0.17)         (0.06)
   Net realized and unrealized gains (losses) on investments...               4.60             (1.77)         10.41
                                                                        ----------        ----------     ----------
      Total from investment operations.........................               4.47             (1.94)         10.35
                                                                        ----------        ----------     ----------
DISTRIBUTIONS
   Net investment income........................................                --                --          (0.01)
   Net realized capital gains..................................                 --                --          (0.99)
                                                                        ----------        ----------     ----------
      Total from investment operations.........................                 --                --          (1.00)
                                                                        ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD..................................          $  33.57         $   29.10       $  31.04
                                                                        ==========        ==========     ==========
Ratio of net expenses to average net assets ....................             1.23%(a)         1.17%           1.22%
Ratio of net investment income to average net assets ...........            (0.77%)(a)        (0.69%)        (0.40%)
Portfolio turnover rate.........................................               22%               35%            22%
Average commissions per share...................................          $ 0.0535         $  0.0487      $  0.0555
Total return ...................................................            15.36%            (6.25%)        49.55%
Net assets, end of period (000's)...............................        $1,017,577        $1,110,642     $1,684,538

                                                                                   YEARS ENDED SEPTEMBER 30,
                                                                              1995            1994           1993
NET ASSET VALUE, BEGINNING OF PERIOD............................           $ 15.79         $ 15.44        $ 11.56
                                                                          --------        --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)................................               0.01            0.02           0.01
   Net realized and unrealized gains (losses) on investments...               5.91            0.34           3.91
                                                                          --------        --------       --------
      Total from investment operations.........................               5.92            0.36           3.92
                                                                          --------        --------       --------
DISTRIBUTIONS
   Net investment income........................................             (0.02)          (0.01)         (0.04)
   Net realized capital gains..................................                 --              --             --
                                                                          --------        --------       --------
      Total from investment operations.........................              (0.02)          (0.01)         (0.04)
                                                                          --------        --------       --------
NET ASSET VALUE, END OF PERIOD..................................           $ 21.69         $ 15.79        $ 15.44
                                                                          ========        ========       ========
Ratio of net expenses to average net assets ....................             1.05%           0.97%          1.06%
Ratio of net investment income to average net assets ...........             0.08%           0.04%          0.09%
Portfolio turnover rate.........................................               60%             46%            55%
Average commissions per share...................................                --              --             --
Total return ...................................................            37.46%           2.31%         34.01%
Net assets, end of period (000's)...............................          $242,381        $175,687       $153,101

(a) Annualized
(b) Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).
(c) All per-share amounts reflect a two-for-one stock split effective
August 25, 1995.

Financial Highlights CONTINUED
SR&F Growth Stock Portfolio
                                                       SIX MONTHS
                                                            ENDED           PERIOD
                                                        MARCH 31,            ENDED
                                                             1998    SEPTEMBER 30,
                                                      (UNAUDITED)         1997 (B)
Ratio of net expenses to average net assets ......          0.62%(a)         0.63%(a)
Ratio of net investment income to average net assets        0.42%(a)         0.52%(a)
Portfolio turnover rate...........................            18%              22%
Average commissions per share.....................        $0.0566          $0.0575

(a)Annualized
(b)From commencement of operations on February 3, 1997.

Financial Highlights CONTINUED
SR&F Special Portfolio

                                                       SIX MONTHS
                                                            ENDED           PERIOD
                                                        MARCH 31,            ENDED
                                                             1998    SEPTEMBER 30,
                                                      (UNAUDITED)         1997 (B)
Ratio of net expenses to average net assets ......          0.74%(a)         0.75%(a)
Ratio of net investment income to average net assets        0.53%(a)         0.31%(a)
Portfolio turnover rate...........................            22%               8%
Average commissions per share.....................        $0.0556          $0.0382

(a)Annualized
(b)From commencement of operations on February 3, 1997.

Financial Highlights CONTINUED
SR&F Special Venture Portfolio

                                                      SIX MONTHS
                                                            ENDED           PERIOD
                                                        MARCH 31,            ENDED
                                                             1998    SEPTEMBER 30,
                                                      (UNAUDITED)         1997 (B)
Ratio of net expenses to average net assets ......         0.82%(a)         0.82%(a)
Ratio of net investment income to average net assets       0.10%(a)         0.31%(a)
Portfolio turnover rate...........................           48%              58%
Average commissions per share.....................       $0.0592          $0.0456

(a)Annualized
(b)From commencement of operations on February 3, 1997.

Investment Trust

TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Kevin M. Carome, Vice President,
  Assistant Secretary
Daniel K. Cantor, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                 1-800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                Liberty Financial Investments, Inc., Distributor.
EQ12A 5/98